ChinaNet Online Holdings, Inc.
(Nasdaq: CNET)

2012 Q2 Corporate Presentation

ChinaNet Online

connecting dreams for success

Safe Harbor

This release contains certain "forward-looking statements" relating to the business of ChinaNet Online Holdings, Inc. ("ChinaNet" or the "Company"), which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including business uncertainties relating to government regulation of our industry, market demand, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on ChinaNet's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting ChinaNet will be those anticipated by ChinaNet. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. ChinaNet undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Index

- 2012 Q2 and First Half Results
- Business Operations Update
- Full Year Forecast and Future Initiatives

2012 Q2 and First Half Results

CHINANET ONLINE HOLDINGS, INC.

Financial Highlights

Ticker Symbol	NASDAQ: CNET
Fiscal Year	December 31
Stock Price (as of market close on August 17, 2012)	$0.59
Shares Outstanding- common shares	22.19M
Market Capitalization (as of market close on August 15, 2012)	$13.09M
Management Ownership	35.3%
Revenue 2Q 2012(unaudited)	$13.13 M
Net Income attributable to ChinaNet Online Holdings, Inc.2Q 2012 (unaudited)	$0.90 M
Weighted average common shares outstanding:(1)	22.19 M

(1) Weighted average share count will vary from quarter-to-quarter due to GAAP Treasury Method accounting for warrants and options outstanding. As of June 30, 2012, the Company had 3 M warrants outstanding with a weighted average exercise price of $3.41 and 0.94 M options outstanding with a weighted average exercise price of $1.42.

ChinaNet Online

Balance Sheet

	As of December 31,					As of June 30,
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)
Cash and cash equivalents	317	2,679	13,917	15,590	10,695	8,572
Accounts receivable, net	211	978	3,173	4,319	4,444	9,476
Other receivables, net	190	-	2,636	7,811	3,631	5,672
Prepayment and deposit to suppliers	419	4,072	4,111	3,325	15,360	13,485
Investment in and advance to equity investment affiliates	-	-	-	7,162	1,396	1,109
Property and equipment, net	164	678	1,355	2,010	1,902	1,666
Intangible assets, net	1	-	-	51	8,151	7,686
Goodwill	-	-	-	-	10,999	11,077
Total assets	2,242	8,813	25,764	41,996	57,282	59,831

ChinaNet Online

Balance Sheet

	As of December 31,					As of June 30,
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)
Total liabilities	1,821	5,423	14,631	6,285	9,728	11,200
Preferred stock and common stock	-	10	20	20	22	22
Additional paid-in capital	515	603	10,574	18,614	20,747	20,774
Statutory reserves	67	304	372	1,587	2,117	2,117
Retained earnings	(193)	2,370	50	14,630	16,688	17,217
Accumulated other comprehensive income	32	103	117	930	2,132	2,387
Noncontrolling interest	-	-	-	(70)	5,848	6,114
Total equity	421	3,390	11,133	35,711	47,554	59,831

Income Statement

	Year Ended December 31,					Three Months Ended June 30,	
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)	2011 US$('000) (unaudited)
Sales Revenue	7,570	21,508	37,724	41,587	28,731	13,127	9,081
COGS	(4,674)	(13,786)	(21,233)	(18,970)	(12,027)	(9,364)	(3,437)
Gross Profit	2,896	7,722	16,491	22,617	16,704	3,763	5,644
Total Operating Exp.	(2,648)	(3,948)	(7,082)	(7,770)	(13,542)	(2,955)	(2,255)
Net Income from Total Operation	248	3,774	9,409	14,847	3,162	808	3,389
Other Income (Exp.)	(59)	(12)	(4,510)	1,880	873	117	2
Income before income tax expense, equity method investment and non-controlling interest	189	3,762	4,899	16,727	4,035	925	3,391
Income Tax	(405)	(962)	(880)	(352)	(1,035)	222	(319)
Net Income attributable to ChinaNet Online Holdings, Inc.(GAAP)	(216)	2,800	4,019	16,589	2,995	895	2,994
Net Income attributable to ChinaNet Online Holdings, Inc.((Non-GAAP)	(216)	2,800	8,444	14,728	4,955	895	2,994

Income Statement

	Year Ended December 31,					Six Months Ended June 30,	
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)	2011 US$('000) (unaudited)
Sales Revenue	7,570	21,508	37,724	41,587	28,731	28,062	16,093
COGS	(4,674)	(13,786)	(21,233)	(18,970)	(12,027)	(21,902)	(5,458)
Gross Profit	2,896	7,722	16,491	22,617	16,704	6,160	10,635
Total Operating Exp.	(2,648)	(3,948)	(7,082)	(7,770)	(13,542)	(5,218)	(4,209)
Net Income from Total Operation	248	3,774	9,409	14,847	3,162	942	6,426
Other Income (Exp.)	(59)	(12)	(4,510)	1,880	873	121	239
Income before income tax expense, equity method investment and non-controlling interest	189	3,762	4,899	16,727	4,035	1,063	6,665
Income Tax	(405)	(962)	(880)	(352)	(1,035)	(14)	(751)
Net Income attributable to ChinaNet Online Holdings, Inc.(GAAP)	(216)	2,800	4,019	16,589	2,995	529	5,806
Net Income attributable to ChinaNet Online Holdings, Inc.((Non-GAAP)	(216)	2,800	8,444	14,728	4,955	529	5,576

Cash Flows Statement

	Year ended December 31,					Six Months Ended June 30,	
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)	2011 US($('000) (unaudited)
Net cash provided by (used in) Operating Activities	557	821	4,617	11,582	(603)	1,092	4,097
Net cash provided by (used in) Investing Activities	(103)	(497)	(930)	(9,373)	(6,084)	(3,049)	(3,376)
Net cash provided by (used in) Financing Activities	(238)	1,981	7,544	(767)	1,482	(227)	(59)
Effect of exchange rates changes	14	57	7	231	310	61	195
Net Change in Cash & Cash Equivalents	230	2,362	11,238	1,673	(4,895)	(2,123)	857

BUSINESS OPERATIONS UPDATE

CHINANET ONLINE HOLDINGS, INC.

2012 2Q vs 1Q Results and Highlights

- Overall gross margin has improved from 16.0% to 28.7%;
- Overall net profit margin has improved from -2.5% to 6.8%;
- ChinaNet attended the 13th Annual Beijing Franchise Expo from May 11 to May 13, 2012;
- ChinaNet entered into a strategic agreement with the China Youth Employment and Entrepreneurship Foundation to help college graduates prepare for their professional careers;
- Chuangye.com has become the most searched entrepreneurship term on Baidu.com and Sina's popular social networking service Weibo.com during May 2012 and continuing;
- ChinaNet attended Baidu's launch of its mobile app – Fengchao - on July 17, 2012, to further enhance the partnership.

ChinaNet Online

Competitors and their Associated Websites- 5.15

Classification	Web Portal	IP (Daily avg.)	PV (Daily avg.)	ALEX Ranking	Baidu Index	Attraction Index
ChinaNet	28.com (2003)	228,000	2,257,200	2,740	302	9.9
	Liansuo.com (2011)	69,000	1,007,400	4,964	116	14.6
	Chuangye.com (2011)	66,000	1,386,000	8,531	6,693	21.0
	Sooe.cn (2011)	98,400	2,066,400	5,449	108	21.0
Direct Competitor	78.cn	108,600	1,650,720	4,632	583	15.2
	3158.com	12,600	20,160	66,601	535	1.6
	Jiameng.com	174,000	2,070,600	3,892	502	11.9
	Jmw.com.cn	162,000	3,564,000	3,669	877	22.0
	51jam.com	15,000	66,000	39,280	154	4.4
Potential Competitor	Entrepreneur	450,000	904,500	2,109	910	20.1
	Alibaba (entrepreneur)	6,504,000	63,023,760	73	386	9.69

Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels

ZW ChinaNet Online

Competitors and their Associated Websites- 8.17

Classification	Web Portal	IP (Daily avg.)	PV (Daily avg.)	ALEX Ranking	Baidu Index	Attraction Index
ChinaNet	28.com (2003)	234,000	2,316,600	2,739	207	9.9
	Liansuo.com (2011)	66,600	992,340	10,523	101	14.9
	Chuangye.com (2011)	76,800	1,459,200	9,457	2901	19
	Sooe.cn (2011)	95,400	2,098,800	7,055	93	22
Direct Competitor	78.cn	94,800	1,469,400	11,735	558	15.5
	3158.com	11,400	35,340	106,986	392	3.1
	Jiameng.com	144,000	2,880,000	4,994	412	20
	Jmw.com.cn	126,000	3,150,000	4,192	876	25
	51jam.com	18,000	77,400	54,408	140	4.3
Potential Competitor	Entrepreneur	426,000	886,080	2,146	928	2.08
	Alibaba (entrepreneur)	5,664,000	56,470,080	75	152	9.97

Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels

2012 Full Year Forecast and Future Initiatives

CHINANET ONLINE HOLDINGS, INC.

2012 Second Half Business Initiatives

- Launching Weibo (like Twister) related value-added marketing service to existing or larger branded customers in Q3 2012 with third party alliance;
- Launching Zhifuwan.com, an integrated SEO and SEM service as additional value-added services, helping SMEs to further market their B2C sites by means of technology in Q3 2012;
- Flying cloud's mobile APP to be tested in late Q3 or early Q4, shifting focus on APP first with the combination of O2O (online 2 offline);
- New product trial of Liansuo.com: cloud-based call-in number in Q4;
- Potential addition of strategic partnership in Q4.

2012 Full Year Guidance with Operational Initiatives

	2012 (Estimated)
Revenues	42 million
Net Income*	2.8 million

* Non-GAAP net income attributable to ChinaNet Online Holdings, Inc.

- Reducing the TV minutes in Q3 and Q4 as the margin is not expected to increase and TV show is still under Henan Satellite Station evaluation;
- Improving internal management with cost reduction plan, expect to increase net profit margin by 2%-5% in Q3;
- Full integration of Sooe.cn in sales and operations, expected to be completed in Q4 2012;
- Implementing new OA system into the operation with adoption of our cloud based technology;
- Increase accounts receivable collectability;
- Strengthen cash flow control.

ChinaNet Online

Thank you

ChinaNet Online

connecting dreams for success